UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2004

WESTERN GAS RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On May 24, 2004, Western Gas Resources, Inc. issued a press release announcing that its Board of Directors has approved a two-for-one split of the common stock to be distributed in the form of a stock dividend.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibit:

99                                    Press release dated May 24, 2004 announcing that Western Gas Resources, Inc. has approved a two-for-one split of its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date: May 24, 2004	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated May 24, 2004 announcing that Western Gas Resources, Inc. has approved a two-for-one split of its common stock.